                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Frederick B. Whittemore
Warren J. Olsen              DIRECTOR
PRESIDENT AND DIRECTOR       James W. Grisham
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Joanna M. Haigney
                             ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003

--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                                  ASIA-PACIFIC
                                   FUND, INC.

                             ---------------------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------

For the third quarter and the nine months ended September 30, 1995, the Morgan Stanley Asia-Pacific Fund, Inc. had a total return, based on net asset value per share (assuming reinvestment of dividend distributions), of 3.13% and 3.76%, respectively compared to its benchmark (as defined below) of 3.32% and -1.79%, respectively. (The benchmark for investment performance is the weighted average of the percentage change month-on-month of each of four Morgan Stanley Capital International (MSCI) indices; Japan, Combined Asia Free ex-Japan, Australia, and New Zealand, where the weights are based on the respective market capitalizations of these indices at the beginning of the month.)

JAPAN

The critical state of Japan's fragile economy was highlighted during the third quarter, and the need to address Japan's recovery in a meaningful way was the subject of much attention. To this end, the central banks of Japan, the U.S. and Germany intervened in world currency markets, coordinating their efforts to deliberately weaken the yen over the quarter from 84 to 98 yen per dollar. In addition to lending support to the central bank's weak yen policy, Japanese authorities officially recognized the sluggish state of affairs by implementing measures to stimulate the economy. In particular, Mr. Takemura facilitated foreign investments in August by easing the regulations on the capital outflows of local life insurance companies. In September, further measures were undertaken to stimulate the economy, including cutting the Official Discount Rate to a historic low of 0.5% and announcing a Y14 trillion spending program.
As a result of these dramatic and unprecedented measures to jump-start the economy, foreign investors took an aggressive and positive stance on Japan, evidenced by heavy purchasing of Japanese equities. Foreigners continued to buy Japanese equities in spite of the bankruptcies of two credit unions, suggesting that foreign investors were confident that the Japanese authorities would adequately and effectively address the non-performing loan problem plaguing Japanese banks. As a consequence, the market managed to return in excess of 20% in yen terms (4.3% in U.S. dollar terms), notwithstanding the fact that Japanese investors were largely sellers during the third quarter. Sectors relating to semiconductors and other high-tech names registered substantial gains, owing to the upward earnings revisions by these companies. The Fund increased its exposure to Japanese equities during the quarter, redeploying money raised in Malaysia.

ASIA EX-JAPAN

Asian markets were exceptionally quiet during the third quarter of 1995 for two basic reasons. First, foreign institutional investors opted for the sidelines, focusing instead on Japanese and U.S. equity markets. They also shied away given the sensitivity of Asian markets to movements in U.S. interest rates, the direction of which remained unclear for much of the quarter. The modest decline of 2.0% in Asian markets did not reflect, as a result, a change in fundamentals; rather the absence of foreign liquidity compounded the depressing effects of sell orders. Second, domestic investors exercised caution given mounting concerns about inflation, widening current account deficits, less than banner earnings and political instability.

Despite earnings that were in line with expectations, confidence in Malaysian stocks (down 5.4%) was undermined by the first half of 1995 GDP growth of 9.5%, which re-ignited concerns that the economy was overheating, an unexpectedly large trade deficit of MR5.5 billion, which posed a real risk of currency devaluation in the absence of higher interest rates, and infighting among the political elites. The Fund trimmed its exposure to Malaysia to raise cash for Japanese equity investments. The Fund overweighted the gaming and infrastructure sectors and underweighted sunset industries such as plantations and mining. Core holdings like United Engineers and Genting were adversely affected, the former by its inability to procure an increase in tolls and the latter by mudslides that reduced patronage.

Thai equities lost 7.8% over the quarter as investor sentiment was dampened by concerns that interest rates would be raised to combat a widening current account deficit and a weak baht, by food price inflation, by weak corporate earnings and by fears that the Banharn government would be toppled. Foreign share premiums contracted sharply. The Fund was overweighted in the banking, finance and telecommunications sectors. Only the banking sector outperformed during the period under review.

Except for Korea, Hong Kong was the region's best performing market, gaining 3.6% for the quarter despite continued tensions between Hong Kong and China (especially after the resounding success of Hong Kong's pro-democracy candidates in recent elections). Earnings were in line with expectations and are expected to recover further given that corporations continue to undergo restructuring (unemployment rates are rising). Mass-end residential property prices have stabilized, boosting market sentiment of the property sector. The Fund continues to follow China-play stocks, which should benefit from an easing of credit given that China has confounded the skeptics and has apparently engineered a soft landing.

Singapore was quiet, falling 2.1% on mixed corporate results. Korea was Asia's best performing market, gaining 9.8%. Korea's gains were driven by a fall in the three-year corporate bond yield (to below 12%) and the implementation of a 30% tax on short-term fixed income dividends that caused investors to shift funds into equities. Indonesia was listless, losing 5.8% on low volume. Not even a reported U.S.$25 billion of approved foreign investments year-to-date and better than expected earnings enthused investors. On the economic front, deteriorating trade and current account deficits as well as tight monetary policies depressed sentiment. The Philippines markets plummeted by 8.6% primarily because higher food prices pushed inflation into double-digits. The negative real interest rate environment discouraged foreign investors from committing funds to the Philippines despite the fact that corporate earnings were better than expected.

AUSTRALIA

Australian share prices registered gains of 9.9% in U.S. dollar terms in the third quarter as a result of lower interest rates worldwide, which provided a boost to the world growth and commodity price outlook, and an improving current account position, which helped to strengthen the Australian dollar. The Fund continued to focus on the blue-chips, which with the exception of News Corp. and Broken Hill Proprietary performed in line with expectations.

INDIA

The Indian market responded positively to two important events near quarter end, namely, an ordinance establishing depositories that will greatly simplify the stock transfer procedures and a relaxation of norms on forward trading by SEBI, the local stock exchange watchdog. These announcements pushed prices higher in local currency terms; however, the gains were offset by the steady devaluation of the rupee, yielding -3.2% in U.S. dollar terms.

OUTLOOK

Looking ahead, we continue to believe that the yen/ dollar rate will stabilize with a bias towards a weakening yen. Moreover, we maintain that interest rates in Japan will remain low. Both factors are favorable for the Japanese economy as is the recently announced economic stimulus package, which should begin to filter through the economy in the months to come. Our portfolio strategy since earlier this year to overweight the high-tech and economic sensitive sectors will remain unchanged, and we believe that we can expect further gains from these stocks, contributing to favorable performance for the Fund.

Given the strong fundamental picture and reasonable valuation (prospective PE of 11-12x) for the broad market, it is our opinion that it is an opportune time for medium and long-term investors to be invested in India, despite continuing political uncertainty.

Provided that inflationary pressures are contained and that the current account deficit moderates, we expect Australia to continue its upward trend, particularly the resource sector, in light of the growth momentum exhibited by many OECD economies. We will continue to concentrate the Fund's holdings in the blue-chips.

Going forward, we expect to maintain a neutral weighting for Hong Kong, which is still attractive at 13x '95 estimated earnings. In the event that either Malaysia and/or Thailand corrects significantly, however, we will shift additional funds to Hong Kong, which should benefit from an easing of credit in China. We will underweight Malaysia, which we believe will be trading range bounded because of lingering economic/currency concerns and because of credit controls that are likely to be implemented in the upcoming Budget. The Fund will focus on major cap stocks with defensive attributes. We expect to market weight Thailand, recognizing that the Kingdom should enjoy strong institutional support given the country's strong growth prospects and relatively cheap valuations vis-a-vis the rest of the region. We will maintain our focus on the banking, telecommunications and finance sectors. We will underweight Singapore given our view that foreign demand will decrease as the prospects for near-term currency appreciation wane. We will continue to be neutral relative to the benchmark in Indonesia, where we intend to participate in the upcoming privatization of PT Telkom, a good proxy to growth in the underlying economy. The widening current account deficit may create bouts of weakness in the market. In the Philippines we will remain slightly overweight, limiting ourselves to the market's bluechips. We intend to underweight Korea, wary that the weakened yen may hurt Korea's ability to export.

Sincerely,

           [SIG]

Barton M. Biggs
CHAIRMAN

  [SIG]

Ean Wah Chin
SENIOR PORTFOLIO MANAGER

November 2, 1995

Morgan Stanley Asia-Pacific Fund, Inc.
Investment Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------

                           MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
CURRENT QUARTER              1.32%          --         3.13%          --         3.32%          --
FISCAL YEAR TO DATE         -7.99           --         3.76           --        -1.79           --
ONE YEAR                    -8.49        -8.49%       -1.85        -1.85%       -4.83        -4.83%
SINCE INCEPTION*           -19.68       -17.19        -2.33        -2.01        -5.20        -4.49

PAST PERFORMANCE IS NOT PRODUCTIVE OF FUTURE PERFORMANCE

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION (2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PERIODS ENDED SEPTEMBER 30:         1994*    9 MONTHS ENDED 9/30/95 (UNAUDITED)
Net Asset Value                          $ 13.20                              $ 13.68
Income Dividends                            0.04                                 0.04
Capital Gains and Other Distributions       0.01                                 0.03
Fund Total Return (2)                    (5.94%)                                3.76%
Index total Return (3)                   (5.90%)                              (1.79%)

(1)Assumes dividends and distributions, if any, were reinvested.

(2)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(3)The benchmark for investment performance is the weighted average of the percentage change month-on-month of each of four Morgan Stanley Capital International (MSCI) indices; Japan, Combined Asia Free ex-Japan, Australia, and New Zealand, where the weights are based on the respective market capitalizations of these indices at the beginning of the month.

*The Fund commenced operations on August 2, 1994.

Morgan Stanley Asia-Pacific Fund, Inc.
Portfolio Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities      98.6%
Cash Equivalents        1.4%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Electrical & Electronics       14.8%
Real Estate                    10.4%
Banking                         9.3%
Multi-Industry                  7.4%
Machinery & Engineering         7.3%
Telecommunications              6.9%
Chemicals                       5.0%
Financial Services              4.3%
Construction & Housing          4.1%
Other                          30.5%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

       1.  Western Mining Corp.
       2.  HSBC Holdings plc
       3.  Broken Hill Proprietary Co. Ltd.
       4.  Lend Lease Corp. Ltd.
       5.  Toshiba Corp.
       6.  Hitachi Ltd.
       7.  National Australia Bank Ltd.
       8.  New World Development Co. Ltd.
       9.  Cheung Kong (Holdings) Ltd.
      10.  Hutchison Whampoa Ltd.

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan             40.8%
Hong Kong         13.8%
Australia          8.7%
Malaysia           8.0%
Singapore          6.8%
Thailand           6.4%
India              4.8%
Indonesia          3.4%
Korea              3.0%
Philippines        2.2%
Other              1.6%
China              0.5%

INVESTMENTS (UNAUDITED)

---------

SEPTEMBER 30, 1995

                                                           VALUE
                                            SHARES         (000)
----------------------------------------------------------------
-------------
COMMON STOCKS (98.4%)
 (Unless otherwise noted)
----------------------------------------------------------------
-------------
AUSTRALIA (8.7%)
BANKING
  National Australia Bank Ltd.           1,284,614  U.S.$ 11,359
                                                    ------------
BROADCASTING & PUBLISHING
  News Corp. Ltd.                        1,404,740         7,813
  News Corp., Ltd. (Preferred)               3,393            17
                                                    ------------
                                                           7,830
                                                    ------------
ENERGY SOURCES
  Broken Hill Proprietary Co. Ltd.         966,045        13,317
                                                    ------------
METALS -- NON-FERROUS
  Western Mining Corp.                   2,544,750        16,655
                                                    ------------
REAL ESTATE
  Lend Lease Corp. Ltd.                    923,862        13,056
                                                    ------------
TRANSPORTATION -- AIRLINES
  Quantas Airways Ltd.                   1,169,000         2,085
                                                    ------------
                                                          64,302
                                                    ------------
----------------------------------------------------------------
-------------
CHINA (0.5%)
AUTOMOBILES
  Shenzen North Jianshe Motorcycle
   'B'                                   2,420,000         1,487
                                                    ------------
CHEMICALS
  Jilin Chemical Industrial Co. ADR         68,000         1,513
                                                    ------------
UTILITIES -- ELECTRICAL & GAS
  Shandong Huaneng Power Co. Ltd.
   ADR                                     132,000         1,172
                                                    ------------
                                                           4,172
                                                    ------------
----------------------------------------------------------------
-------------
HONG KONG (13.8%)
BANKING
  HSBC Holdings plc                        975,373        13,561
                                                    ------------
FINANCIAL SERVICES
  Peregrine Investment Holdings            900,000         1,350
                                                    ------------
FOOD & HOUSEHOLD PRODUCTS
  Charoen Pokphand Co. Ltd.              1,076,000           438
                                                    ------------
MULTI-INDUSTRY
  Citic Pacific Ltd.                     1,299,000         3,923
  Guangdong Investments Ltd.            12,300,000         7,358
  Hutchison Whampoa Ltd.                 2,000,000        10,838
  Swire Pacific Ltd. 'A'                   950,000         7,526
                                                    ------------
                                                          29,645
                                                    ------------
REAL ESTATE
  Cheung Kong (Holdings) Ltd.            2,000,000        10,890
  Hopewell Holdings                      9,500,000         6,451
  New World Development Co. Ltd.         2,800,000        11,045
  Sun Hung Kai Properties Ltd.           1,000,000         8,116
  Wharf (Holdings) Ltd.                    390,000         1,216
                                                    ------------
                                                          37,718
                                                    ------------
TELECOMMUNICATIONS
  Hong Kong Telecom Ltd.                 4,800,000         8,723
                                                    ------------
UTILITIES -- ELECTRICAL & GAS
  China Light & Power Ltd.               1,900,000         9,830
                                                    ------------
                                                         101,265
                                                    ------------
----------------------------------------------------------------
-------------

                                                           VALUE
                                            SHARES         (000)

---------------------------------------------------------
------------
INDIA (4.8%)
APPLIANCES & HOUSEHOLD PRODUCTS
  Peico Electronics & Electric             138,300  U.S.$    856
                                                    ------------
AUTOMOBILES
  Apollo Tyres Ltd.                         91,500           386
  Apollo Tyres Ltd. (Rights)
   expiring 2/15/95                            261            --
  Apollo Tyres Ltd. (Warrants)
   expiring 2/15/96                          2,595             2
  Autolec Industries                       145,600           442
  Autolite Ltd.                             72,100           425
  Escorts Ltd.                             101,250           331
  Hero Honda                                10,000            70
  Jay Bharat Maruti                         53,200           100
  Lumax Automatic Parts Industries          40,200           149
  Rico Auto                                 30,000           102
  Sona Steering System                      92,500           256
  SRF Nippondenso                            4,800            12
  Tata Engineering & Locomotive              3,850            76
                                                    ------------
                                                           2,351
                                                    ------------
BANKING
  State Bank of India                      779,200         5,042
                                                    ------------
BEVERAGES & TOBACCO
  United Breweries                         649,100           497
                                                    ------------
BUILDING MATERIALS & COMPONENTS
  Associated Cement Co.                     10,055           975
  Murudeshwar Ceramics Ltd.                 46,000           129
                                                    ------------
                                                           1,104
                                                    ------------
CHEMICALS
  Gujarat Narmada Valley
   Fertilizers GDR                         275,000         2,168
  Indian Dyestuff Industries Ltd.          304,250           390
  Indian Organic Chemical Ltd.             125,500           153
  Jaysynth Dyechem                         145,800           645
  Saurashtra Cement & Chemicals,
   Class B                                  24,200            57
                                                    ------------
                                                           3,413
                                                    ------------
CONSTRUCTION & HOUSING
  Larsen & Toubro                              400             3
                                                    ------------
ELECTRICAL & ELECTRONICS
  BPL Ltd.                                 128,300           363
  Crompton Greaves                         311,530         1,791
  Esab India Ltd.                          252,000           449
  Rolta India Ltd.                       1,000,000           708
                                                    ------------
                                                           3,311
                                                    ------------
ENERGY EQUIPMENT & SERVICES
  Bharat Heavy Electricals                 738,600         2,286
                                                    ------------
FINANCIAL SERVICES
  Housing Development Finance Corp.         33,410         2,556
                                                    ------------
FOREST PRODUCTS & PAPER
  Ballarpur Industries Ltd.                204,964         1,214
                                                    ------------
HEALTH & PERSONAL CARE
  Sol Pharma                                17,400            47
                                                    ------------
MACHINERY & ENGINEERING
  Artson Engineering Ltd.                  135,700           156
                                                    ------------
METALS -- NON-FERROUS
  Hindalco                                   5,000           145
                                                    ------------
----------------------------------------------------------------
-------------

                                                           VALUE
                                            SHARES         (000)
---------------------------------------------------------
------------
INDIA (CONTINUED)
METALS -- STEEL
  Tata Iron & Steel                        198,745  U.S.$  1,424
                                                    ------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Polyplex Ltd.                            225,000           531
                                                    ------------
MULTI-INDUSTRY
  Bajaj Hindustan Ltd.                      21,000            73
  Container Corp. of India                 910,000         2,106
  EID Parry                                 64,300           248
  Master Shares Ltd.                     2,272,440         1,032
  VXL Ltd.                                 743,000           783
                                                    ------------
                                                           4,242
                                                    ------------
RECREATION, OTHER CONSUMER GOODS
  Cosmo Films Ltd.                         175,000           727
  Essel Packaging Ltd.                     116,750           726
                                                    ------------
                                                           1,453
                                                    ------------
TELECOMMUNICATIONS
  Infosys Technology Ltd.                    9,600           131
  Mahanagar Telephone Nigan                572,000         2,681
  Videsh Sanchar Nigam Ltd.                  4,000           100
                                                    ------------
                                                           2,912
                                                    ------------
TEXTILES & APPAREL
  Coates of India Ltd.                      56,750           410
  G.T.N. Textiles                           87,500           322
  Indo Rama Synthetic                       33,500            42
  J.K. Synthetics Ltd.                      73,000            69
  Morajee Goculdas Spinning                125,000           645
  Viniyoga Clothes Ltd.                    399,000           235
                                                    ------------
                                                           1,723
                                                    ------------
                                                          35,266
                                                    ------------
----------------------------------------------------------------
-------------
INDONESIA (3.4%)
BUILDING MATERIALS & COMPONENTS
  Indocement Tunggal Prakarsa
   (Foreign)                               120,000           437
  Semen Gresik (Foreign)                   587,000         1,658
                                                    ------------
                                                           2,095
                                                    ------------
CHEMICALS
  Sorini Corp. (Foreign)                   600,000         3,443
                                                    ------------
FOOD & HOUSEHOLD PRODUCTS
  Mayora Indah (Foreign)                    13,500            21
                                                    ------------
FOREST PRODUCTS & PAPER
  Barito Pacific Timber (Foreign)          906,000           670
                                                    ------------
HEALTH & PERSONAL CARE
  Kalbe Farma (Foreign)                    883,500         3,529
                                                    ------------
MACHINERY & ENGINEERING
  United Tractors (Foreign)                716,500         1,439
                                                    ------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Charoen Pokphand Indonesia
   (Foreign)                             2,510,000         5,540
                                                    ------------
REAL ESTATE
  Duta Pertiwi Property (Foreign)          280,000           346
                                                    ------------
RECREATION, OTHER CONSUMER GOODS
  Asiana IMI Industries (Foreign)          360,000           151
  Modern Photo Film (Foreign)              204,000         1,171
                                                    ------------
                                                           1,322
                                                    ------------
TELECOMMUNICATIONS
  Indosat (Foreign)                      1,810,000         6,311
                                                    ------------
                                                          24,716
                                                    ------------
----------------------------------------------------------------
-------------
                                                           VALUE
                                            SHARES         (000)

---------------------------------------------------------
------------
JAPAN (40.8%)
AEROSPACE & MILITARY TECHNOLOGY
  Daibiru Corp.                            308,000  U.S.$  3,514
  Mitsubishi Heavy Industries Ltd.       1,220,000         9,360
                                                    ------------
                                                          12,874
                                                    ------------
AUTOMOBILES
  Asahi Tec Corp.                          360,000         2,326
  Kansei Corp.                             170,000         1,338
  Nissan Motor Co.                         900,000         6,487
  Suzuki Motor Co. Ltd.                    660,000         7,129
                                                    ------------
                                                          17,280
                                                    ------------
BUILDING MATERIALS & COMPONENTS
  Amada Co. Ltd.                           500,000         4,957
                                                    ------------
BUSINESS & PUBLIC SERVICES
  Dai Nippon Printing Co. Ltd.             280,000         4,438
                                                    ------------
CHEMICALS
  Daicel Chemical Industries               750,000         4,315
  Fuji Photo Film Ltd.                     160,000         3,990
  Ito Yokado Co. Ltd.                       80,000         4,426
  Kaneka Corp.                             999,000         6,354
  Okura Industrial Co. Ltd.                434,000         2,804
  Sekisui Chemical Co.                     520,000         6,615
                                                    ------------
                                                          28,504
                                                    ------------
CONSTRUCTION & HOUSING
  Kyudenko Co. Ltd.                        349,000         4,722
  Matsui Construction                      171,000         1,350
  Nishio Rent All Co.                      111,000         2,633
  Nishio Rent All Co. (Warrants),
   expiring 2/20/98                          1,055           448
  Taisei Corp. Ltd.                      1,240,000         8,237
  Takasago Thermal Engineering             240,000         3,610
  Yahagi Construction                      238,000         1,917
                                                    ------------
                                                          22,917
                                                    ------------
ELECTRICAL & ELECTRONICS
  Canon Inc.                                90,000         1,608
  Hitachi Ltd.                           1,085,000        11,830
  Kyocera Corp.                             40,000         3,287
  Kyocera Corp. (Warrants),
   expiring 1/23/98                          1,450         2,693
  Matsushita Communication
   Industries                              191,000         4,608
  Matsushita Electric Industries
   Ltd.                                    555,000         8,516
  Mitsumi Electric Co. Ltd.                388,000         8,696
  NEC Corp.                                775,000        10,797
  Nintendo Ltd.                            115,000         8,417
  Nitto Denko Corp.                        182,000         2,774
  Ricoh Co. Ltd.                           700,000         7,010
  Secom Co.                                 94,000         6,263
  Sony Corp.                               140,000         7,265
  Stanley Electric Co.                     750,000         4,770
  Toshiba Corp.                          1,630,000        11,930
                                                    ------------
                                                         100,464
                                                    ------------
ELECTRONIC COMPONENTS & INSTRUMENTS
  TDK Corp.                                135,000         6,951
                                                    ------------
ENERGY EQUIPMENT & SERVICES
  Kurita Water Industries                  136,000         3,707
                                                    ------------
FINANCIAL SERVICES
  Hitachi Credit Corp.                     118,000         2,001
  Nikko Securities Co.                     700,000         6,933
  Nomura Securities Co.                    335,000         6,561
  Sumitomo Lease                           102,000           515
                                                    ------------
                                                          16,010
                                                    ------------
----------------------------------------------------------------
-------------

                                                           VALUE
                                            SHARES         (000)
---------------------------------------------------------
------------
JAPAN (CONTINUED)
HEALTH & PERSONAL CARE
  Inabata & Co.                            249,000  U.S.$  1,483
  Sankyo Co. Ltd.                          217,000         4,951
  Santen Pharmaceutical Co.                 55,000         1,383
  Yamanouchi Pharmaceutical Co.            240,000         5,185
                                                    ------------
                                                          13,002
                                                    ------------
INSURANCE
  Nichido Fire & Marine Insurance
   Co.                                     205,000         1,685
  Sumitomo Marine & Fire                   600,000         4,549
                                                    ------------
                                                           6,234
                                                    ------------
MACHINERY & ENGINEERING
  Daifuku                                  450,000         5,497
  Daikin Kogyo Co.                         600,000         5,112
  Fuji Machine Co.                         256,000        10,156
  Nifco                                    283,000         3,486
  Obayashi Corp.                           250,000         1,969
  Teijin Seiki Co.                         431,000         1,819
  Tsubakimoto Chain                        817,000         4,132
                                                    ------------
                                                          32,171
                                                    ------------
METALS -- STEEL
  Sanwa Shutter Corp. Ltd.                  48,000           368
  Sanwa Shutter Corp. Ltd.
   (Warrants), expiring 1/20/98              1,400           280
                                                    ------------
                                                             648
                                                    ------------
MULTI-INDUSTRY
  FamilyMart                               147,300         6,394
                                                    ------------
REAL ESTATE
  Keihanshin Real Estate Co.               205,000         1,455
  Mitsubishi Estate Co. Ltd.               470,000         5,267
                                                    ------------
                                                           6,722
                                                    ------------
TELECOMMUNICATIONS
  Nippon Telephone & Telegraph                 612         5,270
                                                    ------------
TEXTILES & APPAREL
  Japan Vilene Co. Ltd.                    304,000         1,841
                                                    ------------
TRANSPORTATION -- ROAD & RAIL
  Nippon Konpo Unyu Soko                   295,000         2,380
  Tokyu Corp.                              590,000         3,978
                                                    ------------
                                                           6,358
                                                    ------------
WHOLESALE & INTERNATIONAL TRADE
  Sangetsu Co. Ltd.                        100,000         2,413
                                                    ------------
                                                         299,155
                                                    ------------
----------------------------------------------------------------
-------------
KOREA (3.0%)
APPLIANCES & HOUSEHOLD PRODUCTS
  Samsung Electronics Co. (Foreign)         34,059         8,439
  Samsung Electronics Co. (New)              6,642         1,636
                                                    ------------
                                                          10,075
                                                    ------------
CONSTRUCTION & HOUSING
  Hyundai Engeering (Rights)                 8,523           448
  Hyundai Engineering (Foreign)            124,440         6,544
                                                    ------------
                                                           6,992
                                                    ------------
METALS -- STEEL
  Pohang Iron & Steel ADR                   43,500         1,430
                                                    ------------
UTILITIES -- ELECTRICAL & GAS
  Korea Electric Power (Foreign)            93,920         3,533
                                                    ------------
                                                          22,030
                                                    ------------
----------------------------------------------------------------
-------------
                                                           VALUE
                                            SHARES         (000)

---------------------------------------------------------
------------
MALAYSIA (8.0%)
BANKING
  Malayan Banking Bhd                    1,127,000  U.S.$  9,108
                                                    ------------
LEISURE & TOURISM
  Genting Bhd                              513,000         4,431
  Resorts World Bhd                        768,000         3,822
                                                    ------------
                                                           8,253
                                                    ------------
MACHINERY & ENGINEERING
  United Engineers, Ltd.                 1,414,000         9,063
                                                    ------------
MULTI-INDUSTRY
  Renong Bhd                             5,468,000         9,491
                                                    ------------
REAL ESTATE
  Bandar Raya Developments Bhd           1,640,000         3,095
                                                    ------------
TELECOMMUNICATIONS
  Technology Resources Industries
   Bhd                                   1,444,000         3,765
  Telekom Malaysia Bhd                   1,122,000         8,442
                                                    ------------
                                                          12,207
                                                    ------------
UTILITIES -- ELECTRICAL & GAS
  Tenaga Nasional Bhd                    1,920,000         7,338
                                                    ------------
                                                          58,555
                                                    ------------
----------------------------------------------------------------
-------------
PHILIPPINES (2.2%)
BANKING
  Philippine National Bank                  53,380           558
                                                    ------------
BEVERAGES & TOBACCO
  San Miguel Corp. 'B'                     260,000           918
                                                    ------------
ENERGY SOURCES
  Petron Corp.                           7,127,500         3,351
                                                    ------------
MULTI-INDUSTRY
  Ayala Corp. 'B'                          205,800           201
  JG Summit Holdings 'B'                 5,500,000         1,625
                                                    ------------
                                                           1,826
                                                    ------------
REAL ESTATE
  Ayala Land, Inc. 'B'                   2,265,750         2,522
  C&P Homes, Inc.                        1,279,000           798
  SM Prime Holdings, Inc.                8,031,400         2,404
                                                    ------------
                                                           5,724
                                                    ------------
TELECOMMUNICATIONS
  Philippine Long Distance
   Telephone 'B'                            28,000         1,869
                                                    ------------
UTILITIES -- ELECTRICAL & GAS
  Manila Electric Co. 'B'                  285,270         2,179
                                                    ------------
                                                          16,425
                                                    ------------
----------------------------------------------------------------
-------------
SINGAPORE (6.8%)
BANKING
  Development Bank of Singapore
   (Foreign)                               448,000         5,099
  Oversea Chinese Banking Corp.
   (Foreign)                               480,000         5,430
  United Overseas Bank (Foreign)           979,200         8,463
                                                    ------------
                                                          18,992
                                                    ------------
BEVERAGES & TOBACCO
  Fraser & Neave                           396,000         4,591
                                                    ------------
BROADCASTING & PUBLISHING
  Singapore Press Holdings
   (Foreign)                               120,000         1,838
                                                    ------------
ELECTRICAL & ELECTRONICS
  Acma Ltd.                                237,000           874
                                                    ------------
----------------------------------------------------------------
-------------

                                                           VALUE
                                            SHARES         (000)
----------------------------------------------------------------
-------------
SINGAPORE (CONTINUED)
MACHINERY & ENGINEERING
  Keppel Corp.                             912,000  U.S.$  7,305
  Sembawang Shipyards                      612,000         3,204
                                                    ------------
                                                          10,509
                                                    ------------
MULTI-INDUSTRY
  Singapore Technologies Industrial
   Corp.                                 1,534,000         2,652
                                                    ------------
REAL ESTATE
  City Developments Ltd.                   944,000         5,837
  DBS Land Ltd.                          1,560,000         4,626
                                                    ------------
                                                          10,463
                                                    ------------
                                                          49,919
                                                    ------------
----------------------------------------------------------------
-------------
THAILAND (6.4%)
BANKING
  Bangkok Bank Ltd. (Foreign)               60,000           674
  Bangkok Bank Ltd. (Local)                162,000         1,330
  Siam Commercial Bank Co., Ltd.
   (Foreign)                               410,000         4,607
  Thai Farmers Bank Ltd. (Foreign)         599,000         3,915
                                                    ------------
                                                          10,526
                                                    ------------
BUILDING MATERIALS & COMPONENTS
  Siam Cement Co., Ltd. (Foreign)           62,800         3,704
                                                    ------------
ELECTRICAL & ELECTRONICS
  Shinawatra Computer Co. Ltd.
   (Foreign)                               186,800         4,615
                                                    ------------
FINANCIAL SERVICES
  Finance One Co. Ltd. (Foreign)           163,527           997
  Finance One Co., Ltd. (Local)            728,973         3,922
  National Finance & Securities
   Co., Ltd. (Foreign)                     649,000         3,129
  National Finance & Securities
   Co., Ltd.(Foreign) (Warrants),
   expiring 11/15/99                        73,000            --
  Phatra Thanakit Co., Ltd.
   (Foreign)                               513,135         3,721
  Phatra Thanakit Co., Ltd. (Local)             65            --
                                                    ------------
                                                          11,769
                                                    ------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Charoen Pokphand Feedmill Co.,
   Ltd. (Local)                            668,000         2,955
                                                    ------------
TELECOMMUNICATIONS
  Advanced Information Services Co.
   Ltd. (Foreign)                          274,200         4,327
  TelecomAsia Corp. Ltd. (Foreign)         920,000         2,768
  Thai Telephone and
   Telecommunications Co. (Foreign)        530,000         3,696
  United Communication Industry
   (Foreign)                               175,000         2,273
                                                    ------------
                                                          13,064
                                                    ------------
                                                          46,633
                                                    ------------
----------------------------------------------------------------
-------------
TOTAL COMMON STOCKS
  (Cost U.S. $732,563)                                   722,438
                                                    ------------
----------------------------------------------------------------
-------------

                                         FACE
                                        AMOUNT             VALUE
                                         (000)             (000)
---------------------------------------------------------
------------
SHORT TERM INVESTMENT (0.6%)
---------------------------------------------------------
------------
UNITED STATES (0.6%)
REPURCHASE AGREEMENT
  Chase Manhattan Bank N.A., 6.00%,
   dated 9/29/95, due 10/2/95, `to
   be repurchased at U.S.$4,066,
   collateralized by U.S.$3,290
   United States Treasury Bonds
   8.875% due 2/15/19, valued at
   U.S.$4,150
   (Cost $4,064)                     U.S.$   4,064  U.S.$  4,064
                                                    ------------
----------------------------------------------------------------
-------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.9%)
  Indian Rupee                        INR  182,775         5,387
  Japanese Yen                        JPY   15,294           154
  Philippine Peso                      PHP  13,483           518
  Thai Baht                            THB   8,327           332
                                                    ------------
  (Cost U.S. $6,820)                                       6,391
                                                    ------------
----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (99.9%)
  (Cost U.S. $743,447)                                   732,893
                                                    ------------
----------------------------------------------------------------
-------------
OTHER ASSETS & LIABILITIES (0.1%)
  Other Assets                       U.S.$   3,458
  Liabilities                               (2,376)        1,082
                                     -------------  ------------
----------------------------------------------------------------
-------------
NET ASSETS (100.0%)
  Applicable to 53,654,508 issued
   and outstanding U.S. $.01 par
   value shares (100,000,000 shares
   authorized)                                      U.S.$733,975
                                                   -------------
----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                           U.S.$  13.68
                                                   -------------
----------------------------------------------------------------
-------------

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

Note: Prior government approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

                                       9